Exhibit 10.35
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 3

TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT

dated as of September 1, 2017

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 3 to the Amended and Restated A350-900 Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as this “Amendment”) is entered into as of December 8, 2022 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Emile Dewoitine, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the Amended and Restated A350-900 Purchase Agreement, dated as of September 1, 2017 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”, and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1DEFINITIONS

Capitalized terms used herein and not otherwise expressly defined in this Amendment shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment.

2DELIVERY SCHEDULE

2.aUpon the Buyer’s request, the Seller agrees to *** the Scheduled Delivery *** of Aircraft No. *** to Aircraft No. *** as set forth in Clause 2.2 below (each such Aircraft, an “Amd. 3 *** Aircraft”).

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 3 – EXECUTION    AM3-1
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

2.bThe delivery schedule of the Aircraft set out in Clause 9.1 of the Agreement is *** to read the following:

QUOTE

Aircraft number    Aircraft type            Scheduled Delivery
                    ***

***    ***                ***

UNQUOTE

3***

4LETTER AGREEMENT NO. 3

Paragraphs 4.2.1 and 4.2.2 of Letter Agreement No. 3 are deleted in their entirety and replaced with the following quoted text:

QUOTE

4.2.1    ***

4.2.2    ***

UNQUOTE

5LETTER AGREEMENT NO. 4

5.a*** Aircraft

5.1.iThe table in Paragraph 2.2 of Letter Agreement No. 4 to the Agreement is deleted in its entirety and replaced with the following table

QUOTE

***Aircraft No.	***
***	***

UNQUOTE

5.1.iiThe period beginning on *** and ending on ***, set out in the penultimate paragraph of Paragraph 2.2 of Letter Agreement No. 4, shall be amended to be the period beginning on *** and ending on ***.

5.1.iiiA new Paragraph 2.4 shall be added to Letter Agreement No. 4 as follows:

QUOTE

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 3 – EXECUTION    AM3-2
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

2.4    Nothing contained in this Paragraph 2 shall obligate ***.

UNQUOTE

5.b***

Paragraph 3.1.3(ii) of Letter Agreement No. 4 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(ii)    ***

UNQUOTE

6LETTER AGREEMENT NO. 10

Letter Agreement No. 10 to the Agreement is cancelled in its entirety and, as of the date of this Amendment, shall have no further force or effect.

7LETTER AGREEMENT NO. 14

Paragraph 1.1(i) of Letter Agreement No. 14 to the Agreement is deleted in its entirety and replaced with the following quoted text:

    QUOTE

(1)The *** is only granted to the Buyer for up to *** of the Aircraft which are included in the Buyer’s *** Aircraft, as follows (each a “*** Aircraft”):

a.    Aircraft ***,

b.    *** Aircraft with a Scheduled Delivery ***,

c.    *** Aircraft with a Scheduled Delivery ***,

d.    *** Aircraft with a Scheduled Delivery ***,

e.    *** Aircraft with a Scheduled Delivery ***,

f.    *** Aircraft with a Scheduled Delivery ***.

UNQUOTE

8EFFECT OF THE AMENDMENT

The Agreement shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 3 – EXECUTION    AM3-3
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Both parties agree that this Amendment shall constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment shall be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment shall govern.

9ASSIGNMENT

This Amendment and the rights and obligations of the parties shall be subject to the provisions of Clause 21 of the Agreement.

10CONFIDENTIALITY

    This Amendment is subject to the terms and conditions of Clause 22.10 of the Agreement.

11GOVERNING LAW

    The governing law shall be as set forth in Clause 22.6 of the Agreement.

12COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 3 – EXECUTION    AM3-4
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

UNITED AIRLINES, INC.

By:    /s/ Gerald Laderman

Its:    Gerald Laderman
    Executive Vice President & Chief Financial Officer

AIRBUS S.A.S.

By:    /s/ Benoít de Saint-Exupèry

Its:    Benoít de Saint-Exupèry
    Senior Vice President, Contracts

CT1706024 – Amended and Restated A350-900 Purchase Agreement – Amendment No. 3 – EXECUTION
AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL